UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July15, 2014

CHART ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-35762	45-28532218
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o The Chart Group, L.P. 75 Rockefeller Plaza, 14th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-350-1150

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 15, 2014, Chart Acquisition Corp., a Delaware corporation (“Chart Acquisition”) entered into an Equity Transfer and Acquisition Agreement (the “Purchase Agreement”) by and among (i) Chart Acquisition (ii) the Tempus Group Holdings, LLC, (“Buyer”), (iii) Tempus Intermediate Holdings, LLC (the “Target”), (iv) each of the members of the Target (the “Members”), (v) Benjamin Scott Terry and John G. Gulbin III (the “Members’ Representative”) (solely for purposes of Sections 1.3, 6.3, 6.5, 6.7, and 6.11, 6.20, 6.21 and 8.6 and Articles II, IX, XI, and XII) and (vi) Chart Acquisition Group LLC, Mr. Joseph Wright and Cowen Overseas Investment LP (the “Warrant Offerors”) (solely for purposes of Sections 6.14 and 6.15), pursuant to which, among other things, the members of Target will receive (i) membership interests (“Buyer Units”) in Buyer, Parent’s newly-formed, wholly-owned subsidiary and (ii) shares of Class B common stock of Parent (the “Class B Parent Shares”) in an amount equal to the Buyer Units issuable to each Member thereunder, in exchange for the transfer to Buyer of 100% of the membership interests of Target (the “Acquisition”), subject to the terms and conditions of the Purchase Agreement.

Purchase Agreement

Pursuant to the Purchase Agreement the Members, who own all of the membership interests of Target, will receive (i) membership interests (“Buyer Units”) in Buyer, Chart Acquisition’s newly-formed, wholly owned subsidiary, exchangeable (together with Class B Parent Shares) into 10,000,000 shares of Chart Acquisition’s common stock (after giving effect to the Charter amendment described below, the “Class A Parent Shares”, and subject to adjustment as provided in the Purchase Agreement), which would represent 50.6% of the economic interest in Buyer and approximately 50.6% of the issued and outstanding Class A Parent Shares upon full exchange thereof (assuming that none of Chart Acquisition’s stockholders have exercised redemption rights prior to or in connection with the business combination, that none of Chart Acquisition’s warrants have been exercised, and that there are no adjustments to the purchase price required by the terms of the Purchase Agreement) and (ii) an equal number of Class B Parent Shares (which have voting rights but no other economic value ).  In exchange for Chart Acquisition’s contribution to Buyer of the remaining balance of the trust account (after giving effect to any stockholder redemptions prior to or concurrent with the consummation of the business combination and the satisfaction of certain other obligations of Chart Acquisition), Buyer will issue to Chart Acquisition a number of non-convertible Buyer Units equal to the number of issued and outstanding shares of common stock of Chart Acquisition.

In exchange, Buyer will receive 100% of the membership interests of the Target.   The Class B Parent Shares and Buyer Units held by the Members will be exchangeable into shares of Class A Parent Shares on the basis of one Class A Parent Share for each Buyer Unit (together with accompanying Class B Parent Share) tendered for exchange.  Buyer will elect to be treated as a corporation for tax purposes.  The Purchase Agreement provides that Target will have the option to change the structure of the transaction to an “Up-C” structure and have the Buyer elect to be treated as a partnership for tax purposes at any time before September 1, 2014.  In addition, the transaction structure will automatically shift to an Up-C structure on or before August 15, 2014 upon delivery to Buyer of a tax analysis showing a level of tax exposure to the Members in excess of a specified threshold.  In the event the transaction converts to an Up-C structure, the parties have agreed to, among other things, negotiate in good faith revised distribution provisions for Buyer’s operating agreement and other applicable revisions to the transaction documents.

The consummation of the transaction is subject to the satisfaction of certain conditions, including receipt of the Required Parent Stockholder Approval (as defined in the Purchase Agreement).  Additionally, the consummation of the transaction is subject to Target effectuating a corporate reorganization pursuant to a Restructuring Agreement, dated as of July 15, 2014, by and among Target and certain of its affiliates (the “Reorganization”).

In addition, the consummation of the Acquisition is subject to the completion of the Warrant Offerors’ offer to purchase up to 3,750,000 warrants (subject to reduction as discussed below for warrants tendered in the Warrant Extension Tender Offer (as defined below)) to purchase common stock of Chart Acquisition at a purchase price of $0.60 per warrant (the “Warrant Tender Offer”).  The Warrant Offerors have deposited an aggregate of $2,250,000 with Continental Stock Transfer & Trust Company into a segregated escrow account pursuant to the terms of an escrow agreement (the “Escrow Agreement”), which funds will be used for the purchase of the Chart Acquisition warrants validly tendered in the Warrant Tender Offer and the Warrant Extension Tender Offer.

The Purchase Agreement includes customary representations, warranties and covenants by the parties.  Chart Acquisition and Target have agreed, among other things, to operate their respective businesses in the ordinary course until the Acquisition is consummated.  In addition, Chart Acquisition and the Target have agreed not to solicit or initiate certain discussions with third parties regarding other proposals to acquire (or be acquired by) any other person after the signing of the Purchase Agreement until consummation of the Acquisition and agreed to certain restrictions on their ability to respond to such proposals.

The Purchase Agreement includes customary termination provisions applicable to the Target, the Buyer, the Members’ Representative and Chart Acquisition. Buyer and the Target can jointly agree to terminate the Purchase Agreement at any time prior to the consummation of the Acquisition, and either party may terminate the Purchase Agreement if the closing has not occurred one hundred twenty days after the delivery to Chart Acquisition of the audited financial statements of the Target and its subsidiaries required to be delivered pursuant to the Purchase Agreement (the “Required Financial Statements”).  In addition, the Target will have the right to update its disclosure schedules to reflect certain information obtained in connection with the preparation of the Required Financial Statements.  If the Target exercises its right to update its disclosure schedules, the Buyer will have the right to terminate the Purchase Agreement or, if it does not terminate the Purchase Agreement, either waive or refuse to waive any of the matters disclosed in such update.  If the Buyer does not terminate the Purchase Agreement and refuses to waive any of the matters disclosed in such update, the Target will have the right to terminate the Purchase Agreement.

In the event that by the 90th day following date of the Purchase Agreement, either (i) the Required Financial Statements have not been delivered to Chart Acquisition or (ii) the Reorganization has not been consummated, Buyer will have the right to terminate the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Purchase Agreement has been included to provide investors and stockholders with information regarding its terms.  It is not intended to provide any other factual information about Chart Acquisition or the Target. The Purchase Agreement contains representations and warranties that the parties made to and solely for the benefit of each other. The assertions embodied in the representations and warranties in the Purchase Agreement are qualified by information contained in the confidential disclosure letter that Chart Acquisition delivered in connection with signing the Purchase Agreement. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Purchase Agreement and are modified in important part by the underlying disclosure letter.  Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Chart Acquisition’s public disclosures.

Supporting Stockholder Agreement

In connection with the proposed Acquisition, the Target, the Members, and Chart Acquisition Group, LLC, The Chart Group, L.P., Christopher D. Brady, Joseph Wright and Cowen Overseas Investment LP (collectively, the “Stockholders”), entered into a Supporting Stockholder Agreement, dated as of July 15, 2014 (the “Stockholder Agreement”).  Pursuant to the Stockholder Agreement, the Stockholders who beneficially own approximately 18% of the Chart Acquisition outstanding common stock have agreed, among other things, to vote the shares of Chart Acquisition common stock held by the Stockholders: (1) in favor of the Extension Proposal (as described in Item 8.01 below),  extending from September 13, 2014 to March 13, 2015, the date by which Chart Acquisition must redeem its public shares and cease operations if it has not consummated a business combination, and (2) in favor of the adoption of the Purchase Agreement and approval of the transactions contemplated thereby.

The Stockholder Agreement will automatically terminate upon the first to occur of (i) the mutual written consent of the Members, the Company and the Stockholders, (ii) the Closing Date, or (iii) the termination of the Purchase Agreement in accordance with its terms.

A copy of the Stockholder Agreement is filed with this Current Report on Form 8-K as Exhibit 2.2 and is incorporated herein by reference, and the foregoing description of the Stockholder Agreement is qualified in its entirety by reference thereto.

Registration Rights Agreement

On the Closing Date and as a condition precedent for the closing of the Purchase Agreement, Chart Acquisition will enter into a registration rights agreement (the “Registration Rights Agreement”) with certain of the recipients of the Buyer Units (the “Registration Rights Holders”), pursuant to which Chart Acquisition will grant certain registration rights to the Registration Rights Holders with respect to, among other things, the shares of Class A Parent Shares to be issued upon conversion of the Buyer Units (the “Registrable Securities”).

Under the Registration Rights Agreement, the Registration Rights Holders will have certain customary registration rights, including demand rights and piggyback rights, subject to certain underwriter cutbacks and issuer blackout periods. Chart Acquisition agreed to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.

The foregoing is only a summary of the material terms of the Registration Rights Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Registration Rights Agreement.

Amendment to Amended and Restated Certificate of Incorporation

In connection with seeking stockholder approval of the Purchase Agreement, Chart Acquisition intends to seek stockholder approval of an amendment to its Amended and Restated Certificate of Incorporation (the “Charter”) to be adopted at the closing, which will, among other things, (i) change the name of Chart Acquisition to The Tempus Group, Inc., (ii) designate the existing common stock as Class A common stock, (iii) create the Class B Parent Shares referred to above, (iv) delete certain sections of the Charter that are only applicable to the Company prior to its consummation of an initial business combination, (v) provide that so long as the Members hold at least 45% of the voting power of all then outstanding shares of capital stock of Chart Acquisition, the number of directors will be seven (7) unless otherwise consented to by the holders of a majority of the voting power held by the Members, and (v) provide that for so long as the Members hold a majority of the voting power of all then outstanding shares of capital stock of Chart Acquisition to vote generally in the election of directors, any or all of the directors may be removed from office without cause and vacancies filled by the stockholders, including by written consent.

Management of Buyer – LLC Operating Agreement

Chart Acquisition will be the managing member of Buyer.  However, so long as the Members beneficially own at least 45% of the issued and outstanding shares of Parent common stock, the approval of the Members holding a majority of the Buyer Units then held by all the Members will be required before Buyer or any of its Subsidiaries may take certain significant actions as described in Buyer’s operating agreement.  Buyer will elect to be treated as a corporation for tax purposes.

Item 3.02	Unregistered Sales of Equity Securities.

As more fully described above, at the closing of the transactions contemplated by the Purchase Agreement, the Members will receive Buyer Units and Class B Parent Shares.  Such securities are intended to be issued pursuant to the “private placement” exemption from registration under Section 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act.

Pursuant to the Purchase Agreement, the Members will receive (i) Buyer Units of Chart Acquisition’s newly-formed, wholly owned subsidiary exchangeable (together with Class B Parent Shares)  into 10,000,000 shares of Class A Parent Shares (subject to adjustment as provided in the Purchase Agreement), which would represent 50.6% of the economic interest in Buyer and approximately 50.6% of the issued and outstanding Class A Parent Shares upon full conversion thereof (assuming that none of Chart Acquisition’s stockholders have exercised redemption rights prior to or in connection with the business combination, that none of Chart Acquisition’s warrants have been exercised, and that there are no adjustments to the purchase price required by the terms of the Purchase Agreement) and (ii) an equal number of Class B Parent Shares (which have voting rights but no other economic value ).   In exchange for Chart Acquisition’s contribution to Buyer of the remaining balance of the trust account (after giving effect to any stockholder redemptions prior to or concurrent with the consummation of the business combination and the satisfaction of certain other obligations of Chart Acquisition), Buyer will issue to Chart Acquisition a number of non-convertible Buyer Units equal to the number of issued and outstanding shares of common stock of the Target.  In exchange, Buyer will receive 100% of the membership interests of the Target.  The Class B Parent Shares and Buyer Units shall be exchangeable into Class A Parent Shares on the basis of one Class A Parent Share for each Buyer Unit (together with accompanying Class B Parent Share) tendered for exchange.

Item 8.01	Other Events.

The consummation of the Acquisition described in Item 1.01 above is also contingent upon approval of the stockholders of Chart Acquisition, to take place at a special meeting, of a proposal (the “Extension Proposal”) to (i) amend Chart Acquisition’s Charter to  extend the date before which Chart Acquisition must complete a business combination from September 13, 2014 (the “Current Termination Date”) to March 13, 2015 (the “Extended Termination Date”) (the “Extension Amendment”) and (ii) amend the trust account established in connection with Chart Acquisition’s initial public offering to reflect the Extended Termination Date and allow holders of its public shares to redeem their public shares in connection with the Extension Amendment for a pro rata portion of the funds available in the trust account (the “Trust Amendment”).  If the Extension Amendment and the Trust Amendment  are approved (and not abandoned), Chart Acquisition will afford the public stockholders the right to redeem their shares for a pro rata portion of the funds available in the trust account at the time the Extension Amendment and the Trust Amendment become effective.

If the Extension Amendment and the Trust Amendment  are approved (and not abandoned), Chart Acquisition will amend the terms of its outstanding warrants to extend the date for automatic termination of the warrants if the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date.  Holders of public warrants will continue to have five years from the consummation of the Company’s initial business combination to exercise such warrants.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), Mr. Wright, Cowen Overseas and our sponsor (collectively, the “Warrant Purchasers”) have agreed with the other parties to the escrow agreement with respect to Chart Acquisition’s public warrants to amend the escrow agreement to provide that the termination event thereunder will be revised to reflect the Extended Termination Date rather than the Current Termination Date.  The Warrant Purchasers will offer to purchase up to 7,500,000 public warrants at $0.30 per warrant in a tender offer to close on or about the Current Termination Date (the “Warrant Extension Tender Offer”). In addition, the number of warrants subject to the Warrant Tender Offer that the Warrant Purchasers will conduct in connection with a business combination will be reduced at a ratio of one for every two warrants that are purchased in connection with the Warrant Extension Tender Offer.

Additional Information About the Transaction and Where to Find It

Chart Acquisition intends to file with the Securities and Exchange Commission (“SEC”) preliminary proxy statements in connection with the Acquisition and the Extension Proposal and mail definitive proxy statements and other relevant documents to its stockholders.  Chart Acquisition’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statements, and amendments thereto, and definitive proxy statements in connection with Chart Acquisition’s solicitation of proxies for its stockholders’ meetings to be held to approve the Acquisition and the Extension Proposal because the proxy statements will contain important information about Target, the Company, the Acquisition, and the Extension Proposal. The definitive proxy statements will be mailed to stockholders of Chart Acquisition as of record dates to be established for voting on the Acquisition and the Extension Proposal, as applicable. Stockholders will also be able to obtain copies of the proxy statements, without charge, once available, at the SEC’s internet site at http://www.sec.gov or by directing a request to: Chart Acquisition Corp., 75 Rockefeller Plaza, New York, NY 10019, Attn: Michael LaBarbera, Chief Financial Officer.

In addition, the Warrant Tender Offer and the Warrant Extension Tender Offer for the outstanding warrants of Chart Acquisition have not yet commenced.  This Current Report on Form 8-K is not a recommendation, an offer to purchase or a solicitation of an offer to sell warrants of Chart Acquisition.  At the time the Warrant Tender Offer and the Warrant Extension Tender Offer are commenced, Chart Acquisition Group LLC, Joseph R. Wright, and Cowen Overseas Investment LP will file a tender offer statement on Schedule TO with the Securities and Exchange Commission (the “Commission”) for each such tender offer, and Chart Acquisition will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the Warrant Tender Offer and the Warrant Extension Tender Offer.  Chart Acquisition warrantholders are strongly advised to carefully read the tender offer statement (including the offer to purchase, the letter of transmittal and the related tender offer documents) and the related solicitation/recommendation statement for each tender offer when they become available, as they will contain important information, including the various terms of, and conditions to, such tender offers.  Such materials, when prepared and ready for release, will be made available to Chart Acquisition warrantholders at no expense to them.  In addition, at such time Chart Acquisition warrantholders will be able to obtain these documents for free from the Commission’s website at www.sec.gov.

Participants in Solicitation

Chart Acquisition and its directors and officers may be deemed participants in the solicitation of proxies to its stockholders with respect to the Acquisition and the Extension Proposal. A list of the names of those directors and officers and a description of their interests in Chart Acquisition is contained in Chart Acquisition’s proxy statement for the Chart Acquisition 2013 Annual Meeting of Stockholders, as filed with the SEC, on January 16, 2014, and will also be contained in the proxy statement for the Acquisition, when available.

Forward Looking Statements

This written communication contains forward-looking statements that involve risks and uncertainties concerning Chart Acquisition’s proposed acquisition of Target, Target’s expected financial performance, as well as Target’s strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the Acquisition will not close or that the closing may be delayed; the reaction of Target’s customers to the Acquisition; general economic conditions; the possibility that Chart Acquisition may be unable to obtain stockholder approval as required for the Extension Proposal or the Acquisition or that the other conditions thereto may not be satisfied; the Extension Proposal and the Acquisition may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the Extension Proposal or the Acquisition; or the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement.  In addition, please refer to the documents that Chart Acquisition will file with the SEC on Forms 10-K, 10-Q and 8-K.  The filings by Chart Acquisition identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. Chart Acquisition is under no duty to update any of the forward-looking statements after the date of this written communication to conform to actual results.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1
Equity Transfer and Acquisition Agreement, dated as of July 15, 2014, by and among (i) The Tempus Group Holdings, LLC, (ii) Tempus Intermediate Holdings, LLC, (iii) the Members, (iv) the Members’ Representative, (v) Chart Acquisition Corp., and (vi) Chart Acquisition Group LLC, Mr. Joseph Wright and Cowen Overseas Investment LP*

2.2
Supporting Stockholder Agreement, dated as of July 15, 2014, by and among Tempus Intermediate Holdings, LLC, Benjamin Scott Terry and John G. Gulbin, III, and Chart Acquisition Group, LLC, The Chart Group, L.P., Christopher D. Brady, Joseph Wright and Cowen Overseas Investment LP

99.1	Press Release dated July 16, 2014

*
Certain of the appendices and exhibits to the Equity Transfer and Acquisition Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Chart Acquisition hereby undertakes to furnish supplementally to the Securities and Exchange Commission copies of any omitted appendices and exhibits upon request therefore by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART ACQUISITION CORP.

Date: July 16, 2014	/s/ Michael LaBarbera
Michael LaBarbera, Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description of Exhibits

2.1
Equity Transfer and Acquisition Agreement, dated as of July 15, 2014, by and among (i) The Tempus Group Holdings, LLC, (ii) Tempus Intermediate Holdings, LLC, (iii) the Members, (iv) the Members’ Representative, (v) Chart Acquisition Corp., and (vi) Chart Acquisition Group LLC, Mr. Joseph Wright and Cowen Overseas Investment LP*

2.2
Supporting Stockholder Agreement, dated as of July 15, 2014, by and among Tempus Intermediate Holdings, LLC, Benjamin Scott Terry and John G. Gulbin, III, and Chart Acquisition Group, LLC, The Chart Group, L.P., Christopher D. Brady, Joseph Wright and Cowen Overseas Investment LP

99.1	Press Release dated July 16, 2014

*
Certain of the appendices and exhibits to the Equity Transfer and Acquisition Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Chart Acquisition hereby undertakes to furnish supplementally to the Securities and Exchange Commission copies of any omitted appendices and exhibits upon request therefore by the Securities and Exchange Commission.